UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2025

Shutterstock, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35669	80-0812659
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 Fifth Avenue, 20th Floor
New York, NY 10118
(Address of principal executive offices, including zip code)

(646) 710-3417
(Registrant’s telephone number, including area code)

Not applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Class	Trading symbol	Name of each exchange on which registered
Common Stock, $0.01 par value per share	SSTK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01	Other Events

As previously announced, on January 6, 2025, Shutterstock, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) to combine in a merger-of-equals transaction with Getty Images Holdings, Inc. (“Getty Images”) (such transaction referred to herein as the “Merger”).

The closing of the Merger is subject to the satisfaction or waiver of certain closing conditions, including Getty Images having amended or otherwise refinanced its existing term loans and senior notes to extend the maturity of each to no earlier than February 19, 2028 (the “Existing Debt Modifications Condition”).

On September 18, 2025, the Company and Getty Images agreed to waive the Existing Debt Modification Condition set forth in Section 6.3(f) of the Merger Agreement, such that the Existing Debt Modifications Condition is no longer a condition to the consummation of the Merger.

With respect to the Getty Images’ existing term loans, in February 2025, Getty Images comprehensively refinanced its existing term loans to incur, through its borrower subsidiaries Abe Investment Holdings, Inc. and Getty Images, Inc., a new $580 million 5-year U.S. dollar term facility and a new €440 million 5-year euro term facility.

Forward-Looking Statements

The statements in this current report on Form 8-K include forward-looking statements concerning Getty Images, the Company, the proposed Transactions described herein and other matters. All statements, other than historical facts, are forward-looking statements. Forward-looking statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, financings or otherwise, based on current beliefs and involve numerous risks and uncertainties that could cause actual results to differ materially from expectations. Forward-looking statements speak only as of the date they are made or as of the dates indicated in the statements and should not be relied upon as predictions of future events, as there can be no assurance that the events or circumstances reflected in these statements will be achieved or will occur or the timing thereof. Forward-looking statements can often, but not always, be identified by the use of forward-looking terminology including “believes,” “expects,” “may,” “will,” “should,” “could,” “might,” “seeks,” “intends,” “plans,” “pro forma,” “estimates,” “anticipates,” “designed,” or the negative of these words and phrases, other variations of these words and phrases or comparable terminology, but not all forward-looking statements include such identifying words. Forward-looking statements are based upon current plans, estimates and expectations that are subject to risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary. The forward-looking statements in this current report on Form 8-K relate to, among other things, satisfying closing conditions to the proposed Merger, on a timely basis or otherwise. Important factors that could cause actual results to differ materially from the forward-looking statements include, among other things: failure to obtain applicable regulatory approvals in a timely manner or otherwise; failure to satisfy other closing conditions to the Merger or to complete the Merger on anticipated terms and timing (or at all); negative effects of the announcement of the Merger on the ability of the Company or Getty Images to retain and hire key personnel and maintain relationships with customers, suppliers and others who the Company or Getty Images does business, or on the Company or Getty Images’ operating results and business generally; risks that the businesses will not be integrated successfully or that the combined company will not realize expected benefits, cost savings, accretion, synergies and/or growth, as expected (or at all), or that such benefits may take longer to realize or may be more costly to achieve than expected; the risk that disruptions from the Transactions will harm business plans and operations; risks relating to unanticipated costs of integration; significant transaction and/or integration costs, or difficulties in connection with the Merger and/or unknown or inestimable liabilities; restrictions during the pendency of the Merger that may impact the ability to pursue certain business opportunities or strategic transactions; potential litigation associated with the Merger; the potential impact of the announcement or consummation of the Merger on Getty Images’, the Company’s or the combined company’s relationships with suppliers, customers, employers and regulators; demand for the combined company’s products; potential changes in the Getty Images stock price that could negatively impact the value of the consideration offered to the the Company stockholders; the occurrence of any event that could give rise to the termination of the proposed Merger; and Getty Images’ ability to complete any refinancing of its debt or new debt financing on a timely basis, on favorable terms or at all. A more fulsome discussion of the risks related to the proposed Merger is included in the definitive proxy statement filed by the Company and the definitive information statement and prospectus filed by Getty Images with the SEC on April 30, 2025 the (collectively, “Information Statement and Proxy Statement/Prospectus”). For a discussion of factors that could cause actual results to differ materially from those contemplated by forward-looking statements, see the section captioned “Risk Factors” in each of Getty Images’ and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, subsequent Quarterly Reports on Form 10-Q and other filings with the SEC. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward looking statements. While the list of factors presented here is, and the list of factors presented in the Information Statement and Proxy Statement/Prospectus is considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward looking statements. Neither Getty Images nor the Company assumes, and each hereby disclaims, any obligation to update forward-looking statements, except as may be required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHUTTERSTOCK, INC.

Dated: September 18, 2025	By:	/s/ Rik Powell
Rik Powell
Chief Financial Officer